Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8380%



        Excess Protection Level
          3 Month Average   4.94%
          July, 1998   5.22%
          June, 1998   4.69%
          May, 1998   4.93%


        Cash Yield                                  18.75%


        Investor Charge Offs                         5.14%


        Base Rate                                    8.39%


        Over 35 Day Delinquency                      4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,743,527,208.32